UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): May 3, 2005



                               SILGAN HOLDINGS INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22117                06-1269834
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                                 06901
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2005, the Registrant issued a press release reporting that its Board of Directors elected Anthony J. Allott as Chief Operating Officer of the Registrant effective May 3, 2005. In addition to serving as Chief Operating Officer of the Registrant, Mr. Allott will continue to serve as President of the Registrant. A copy of this press release is filed herewith as Exhibit 99.1.

In connection with the election of Mr. Allott as Chief Operating Officer of the Registrant, the Compensation Committee of the Board of Directors of the Registrant approved an annual salary for Mr. Allott of $720,000, representing a $150,000 increase from the annual salary previously approved by the Compensation Committee for Mr. Allott, payable in accordance with his employment agreement dated April 12, 2004.


                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

As set forth above, the Board of Directors of the Registrant elected Anthony J. Allott as Chief Operating Officer of the Registrant effective May 3, 2005. In addition to serving as Chief Operating Officer of the Registrant, Mr. Allott will continue to serve as President of the Registrant.

Mr. Allott, age 40, has been President of the Registrant since August 2004. From May 2002 until August 2004, Mr. Allott was Executive Vice President and Chief Financial Officer of the Registrant. Prior to joining the Registrant, Mr. Allott was Senior Vice President and Chief Financial Officer of Applied Extrusion Technologies, Inc., or AET, since July 1996. From July 1994 until July 1996, Mr. Allott was Vice President and Treasurer of AET. From 1992 until July 1994, Mr. Allott was Corporate Controller and Director of Financial Reporting of Ground Round Restaurants. Prior to that, Mr. Allott was a certified public accountant with Deloitte & Touche LLP.

Mr. Allott entered into an employment agreement with the Registrant in April 2004. Mr. Allott's employment agreement provides for, among other things, a severance benefit if Mr. Allott is terminated without cause in an amount equal to (i) the sum of his then current annual salary plus (ii) his annual bonus, calculated at 30% of his then current annual salary.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1                  Press Release dated May 3, 2005.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: May 3, 2005







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



                                INDEX TO EXHIBITS



Exhibit No.                               Description
-----------                               -----------

   99.1                         Press Release dated May 3, 2005.








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